UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Under Rule 14a-12

Office Depot, Inc.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Office Depot CEO

•	Hello and thanks for taking a few minutes to watch this message.

•	As you know, on February 4 we announced that Staples is acquiring Office Depot. I know this news raises many questions, including: Why did we do this and what does it mean for you?

•	This transaction creates a company better positioned to serve the needs of our customers and better able to compete in the marketplace.

•	But, the primary reason for Office Depot to move forward with this transaction … is that it delivers great value for our shareholders … the owners of our company.

•	You might also be wondering … given our outstanding results, why wouldn’t we just continue on our own?

•	It’s true that our results have been outstanding. We have consistently exceeded Wall Street’s expectations and raised our integration targets every quarter.

•	But even with our success … the harsh reality, is that the dynamics that led to the merger of Office Depot and OfficeMax have intensified. And while I have every confidence in our ability to continue to achieve outstanding results … Staples is acquiring Office Depot at a significant premium … which provides our shareholders much greater value than we could reasonably expect to achieve on our own for many years.

•	So what does this mean for you?

•	Unfortunately, that’s a question I can’t answer right now, as we do not intend to begin integration planning until after the transaction closes … which we anticipate by the end of this year.

•	What I do know … is that Staples recognizes the tremendous talent within our organization and the unique skillsets that have unlocked the value of our own merger. For those interested … we are hopeful that there will be positions in the combined company … however we recognize that this will clearly not be the case for everyone.

•	So … what do we do for now?

•	Until this transaction closes … we will continue to compete with Staples, so it’s critically important that we remain focused on executing our 2015 Critical Priorities, both in North America and Internationally.

•	We must continue to deliver the best possible results for Office Depot and for our customers. It’s not only what our customers expect from us … it’s what they deserve.

•	Over the coming months, if you are ever in doubt about how to handle anything related to this transaction … please consult with your manager or our Legal Department before taking any action or sharing any information.

•	And, if you have other questions … please visit the link you see on your screen. I commit to answering as many of your questions as possible.

•	Finally … please know how much the entire Leadership Team and I appreciate all your hard work and efforts. We are consistently impressed by the dedication, positive spirit and enthusiasm you bring to work every day.

•	You should all be very proud of what we have accomplished together. I certainly am. So, again … thank you for watching this video and let’s continue to work together to make 2015 another outstanding year.

FORWARD LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to, among other things, Office Depot, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control. There can be no assurances that Office Depot will realize these expectations or that these beliefs will prove correct, and therefore investors and stockholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, risks related to Office Depot’s proposed merger with Staples, including satisfaction of the conditions of the proposed merger on the proposed timeframe or at all, contractual restrictions on the conduct of Office Depot’s business included in the merger agreement and the potential for loss of key personnel, disruption in key business activities or any impact on Office Depot’s relationships with third parties as a result of the announcement of the proposed merger; adverse regulatory decisions; unanticipated changes in the markets for Office Depot’s business segments; the inability to realize expected benefits from Office Depot’s European restructuring plan; unanticipated downturns in business relationships with customers; competitive pressures on Office Depot’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation, dispute resolutions or settlement expenses; new laws and governmental regulations. The foregoing list of factors is not exhaustive. Investors and stockholders should carefully consider the foregoing factors and the other risks and uncertainties described in Office Depot’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Office Depot does not assume any obligation to update or revise any forward-looking statements

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Office Depot and Staples. In connection with the proposed transaction, Staples will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include the proxy statement of Office Depot that also constitutes a prospectus of Staples. The definitive proxy statement/prospectus will be mailed to stockholders of Office Depot. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY

STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OFFICE DEPOT, STAPLES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Office Depot and Staples through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement/prospectus and other documents filed by Office Depot with the SEC by contacting Office Depot Investor Relations at 6600 North Military Trail, Boca Raton, FL 33496 or by calling 561-438-7878.

Office Depot and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Office Depot’s stockholders in respect of the proposed transaction that will be described in the proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from Office Depot’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in Office Depot is set forth in Office Depot’s Annual Report on Form 10-K for the year ended December 28, 2013 and its Proxy Statement on Schedule 14A, dated March 24, 2014, which are filed with the SEC. Additional information regarding the interests of Office Depot’s directors and executive officers in the proposed transaction, which may be different than those of Office Depot’s stockholders generally, will be contained in the proxy statement/prospectus that will be filed with the SEC.